Exhibit 99.16: Powers of Attorney

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: Peter M. Scavongelli and Ian Macleod

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-61897	033-75988	033-76002	333-09515	333-109860	333-134760	333-207045
033-75962	033-75992	033-79122	333-72079	333-129091	333-153730
033-75974	033-75996	033-81216	333-105479	333-130822	333-167182
033-75980	033-75998	333-01107	333-109622	333-130826	333-167680

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-05906	811-08582

I hereby ratify and confirm on this 16 day of March, 2022, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Charles P. Nelson
Charles P. Nelson, Director and President

Notary

State of Washington

County of Skagit

I certify that I know or have satisfactory evidence that Charles P. Nelson is the person who appeared before me, and said person acknowledged that he signed this instrument and acknowledged it to be his free and voluntary act for the uses and purposes mentioned in the instrument.

Dated: March 16, 2022

(Seal or stamp)	Signature	/s/ Robert S. Dillard

Notary Public State of Washington Robert S Dillard Commission No. 185589 Commission Expires 07-01-24

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: Peter M. Scavongelli and Ian Macleod

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-61897	033-75988	033-76002	333-09515	333-109860	333-134760	333-207045
033-75962	033-75992	033-79122	333-72079	333-129091	333-153730
033-75974	033-75996	033-81216	333-105479	333-130822	333-167182
033-75980	033-75998	333-01107	333-109622	333-130826	333-167680

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-05906	811-08582

I hereby ratify and confirm on this 20 day of March, 2022, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Robert L. Grubka
Robert L. Grubka, Director

STATE OF MINNESOTA

COUNTY OF HENNEPIN

The foregoing instrument was acknowledged before me this 20 day of March 2022, by Robert L. Grubka.

/s/ Melissa O’Donnell	MELISSA ODONNELL
Notary Public	Notary Public, State of Minnesota Commission Expires 01/31/2025

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: Peter M. Scavongelli and Ian Macleod

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-61897	033-75988	033-76002	333-09515	333-109860	333-134760	333-207045
033-75962	033-75992	033-79122	333-72079	333-129091	333-153730
033-75974	033-75996	033-81216	333-105479	333-130822	333-167182
033-75980	033-75998	333-01107	333-109622	333-130826	333-167680

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-05906	811-08582

I hereby ratify and confirm on this 15 day of March, 2022, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Michael R. Katz
Michael R. Katz, Director Senior Vice President, Chief Financial Officer and Treasurer

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: Peter M. Scavongelli and Ian Macleod

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-61897	033-75988	033-76002	333-09515	333-109860	333-134760	333-207045
033-75962	033-75992	033-79122	333-72079	333-129091	333-153730
033-75974	033-75996	033-81216	333-105479	333-130822	333-167182
033-75980	033-75998	333-01107	333-109622	333-130826	333-167680

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-05906	811-08582

I hereby ratify and confirm on this 21 day of March, 2022, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Heather H. Lavallee
Heather H. Lavallee, Director

Witness & Notary

Attested and subscribed in the presence of the principal and subsequent to the principal subscribing same:

First Witness signs:	/s/ Kyle Puffer	Second Witness Signs:	/s/ Michele Eleveld
Printed name of witness:	Kyle Puffer	Printed name of witness:	Michele Eleveld

State of Connecticut)

County of Hartford ) ss: at Windsor on 3/21/22.

Personally Appeared Heather H. Lavallee, Signer and Sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me.

/s/ Christine Donohue	C. DONOHUE
Notary Public	Notary Public, State of Connecticut Commission Expires 12/31/22

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: Peter M. Scavongelli and Ian Macleod

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-61897	033-75988	033-76002	333-09515	333-109860	333-134760	333-207045
033-75962	033-75992	033-79122	333-72079	333-129091	333-153730
033-75974	033-75996	033-81216	333-105479	333-130822	333-167182
033-75980	033-75998	333-01107	333-109622	333-130826	333-167680

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-05906	811-08582

I hereby ratify and confirm on this 15 day of March, 2022, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Francis G. O’Neill
Francis G. O’Neill, Director

STATEMENT OF WITNESS

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed or directed another to sign for him, and that he executed it as his free and voluntary act for the purposes therein expressed.

/s/ Kristen L. O’Neill	Signature of Witness #1
Kristen O’Neill	Printed or typed name of Witness #1
16 Essex St	Address of Witness #1
Norfolk, MA 02056

/s/ James C. Lehan	Signature of Witness #2
James C. Lehan	Printed or typed name of Witness #2
15 Fredrickson Rd	Address of Witness #2
Norfolk, MA 02056